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                                      EXHIBIT 10




                                 ARTHUR ANDERSEN LLP




                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-17207 for Hartford Life Insurance Company Putnam Capital Manager Trust Separate Account on Form N-4.



                                                         /s/ Arthur Andersen LLP


Hartford, Connecticut
April 14, 1997